Exhibit 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
     Amendment No. 2, dated as of March 13, 2008 (this “Second Amendment”), to the Credit Agreement, dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower has entered an Agreement and Plan of Merger dated as of July 23, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), among the Borrower, Cloud Acquisition Corporation, a Delaware corporation, and Cloud Merger Corporation, a Delaware corporation;
     WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement and the Collateral Agreement (as defined in the Credit Agreement) as set forth herein; and
     WHEREAS, the Administrative Agent and the Lenders signatory hereto are willing to agree to the requested amendments on the terms and conditions contained herein;
     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     A. Defined Terms. Unless otherwise defined herein, capitalized terms that are defined in the Credit Agreement are used herein as therein defined.
     B. Amendments to the Credit Agreement. The amendments and modifications to the Credit Agreement described in this Section B shall be effective from and after the Second Amendment Effective Date:
     1. Amendments to Section 1.01 of the Credit Agreement.
     (i) The following new definitions shall hereby be added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Acquisition Co.” means Cloud Acquisition Corporation, a Delaware corporation.
“Excluded Assets” means the Voting Stock of the Borrower or any subsidiary of the Borrower and any Proceeds thereof; provided that any such Voting Stock or Proceeds that would constitute Collateral but for the fact that it is an Excluded Asset will cease to be an Excluded Asset (and will constitute “Collateral” and be subject to the Lien created by the Collateral Agreement as and to the extent otherwise provided therein) if and from the date (a “Suspension Date”) on which (x) none of the Borrower nor any of its subsidiaries is a subsidiary of Merrill Lynch & Co., Inc. (or any successor) and/or any of its subsidiaries, (y) none of Merrill Lynch & Co., Inc. (or any successor) nor any of its subsidiaries (whether individually or collectively) owns or controls directly or indirectly more than 40% of the Voting Stock of the Borrower or any of its subsidiaries and (z) the President or a Financial Officer of the Borrower obtains knowledge of the satisfaction of the preceding conditions; provided further that if on any subsequent date (a “Reinstatement Date”) the conditions described in clause (x) or (y) of the preceding proviso are not satisfied, such Voting Stock and Proceeds shall again constitute Excluded Assets for so long as the conditions described in the preceding proviso are not satisfied.
“Merger Agreement” means the Agreement and Plan of Merger dated as of July 23, 2007 among the Borrower, Acquisition Co. and Merger Co., as amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Merger Co.” means Cloud Merger Corporation, a Delaware corporation.
“Merger Consideration” has the meaning assigned to such term in the Merger Agreement.
“Non-Voting Equity Interests” means the Equity Interests of any Subsidiary other than Voting Stock.
“Second Amendment Effective Date” has the meaning assigned to such term in Amendment No. 2, dated as of March 13, 2008, to this Agreement.
“Voting Stock” means stock or other Equity Interests of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any corporation or other Person provided that, for the purposes hereof, stock or other Equity Interests which carries only the right to vote conditionally on the happening of an event shall not be considered voting stock (or other voting Equity Interests, as applicable) whether or not such event shall have happened.
     (ii) The first paragraph definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text of such definition in its entirety and replacing it with the following:
     “Applicable Rate” means, (a) for any day with respect to any ABR Loan that is a Term Loan, 1.50% per annum, (b) for any day with respect to any Eurodollar Loan that is a Term Loan, 2.50% per annum, and (c) for any day with respect to any ABR Loan or Eurodollar Loan that is a Revolving Loan, or with respect to the commitment fees payable hereunder, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread” or “Commitment Fee”, as the case may be, based upon the Total Leverage Ratio as of the most recent determination date, provided that notwithstanding the Total Leverage Ratio, until delivery of the Borrower’s audited financial statements for the fiscal year ended December 31, 2006, Category 1 below shall apply with respect to any Revolving Loan or commitment fee:

	ABR	Eurodollar	Commitment
Total Leverage Ratio:	Spread	Spread	Fee
Category 1	1.75%	2.75%	0.375%
≥ 6.50 to 1.00

Category 2	1.25%	2.25%	0.375%
< 6.50 to 1.00 and ≥ 6.00 to 1.00

Category 3	1.00%	2.00%	0.375%
< 6.00 to 1.00 and ≥ 5.00 to 1.00

Category 4	0.75%	1.75%	0.375%
< 5.00 to 1.00 and ≥ 4.50 to 1.00

Category 5	0.50%	1.50%	0.300%
< 4.50 to 1.00 and ≥ 4.00 to 1.00

Category 6	0.25%	1.425%	0.250%
< 4.00 to 1.00
     (iii) The definition of “Change in Control” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text of such definition in its entirety and replacing it with the following:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests in the Borrower (other than such an acquisition by a Permitted Owner or a group comprised of Permitted Owners); (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of the Borrower by any Person or group (other than such an acquisition by a Permitted Owner or a group comprised of Permitted Owners) at any time when a Permitted Owner or a group comprised of Permitted Owners does not have direct or indirect Control of the Borrower. Notwithstanding anything to the contrary in this Agreement, the consummation of the transactions contemplated by the Merger Agreement shall not constitute a Change in Control.
     (iv) Clause (b) of the definition of “Collateral and Guarantee Requirement” in Section 1.01 of the Credit Agreement is hereby amended by deleting the parenthetical contained therein in its entirety and replacing it with “(except that the Loan Parties shall not be required to pledge (i) any Excluded Assets or (ii) more than 65% of the outstanding Equity Interests (or any class thereof) of any Foreign Subsidiary that is not a Loan Party)”.
     (v) Clause (e) of the definition of “Collateral and Guarantee Requirement” in Section 1.01 of the Credit Agreement is hereby amended by inserting the parenthetical “(except that any Excluded Assets shall not be required to be pledged)” immediately following the first appearance of the term “Collateral Agreement” in such clause.
     (vi) The definition of “Excess Cash Flow Prepayment Percentage” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text of such definition in its entirety and replacing it with the following:
“Excess Cash Flow Prepayment Percentage” means, as of any date on which mandatory prepayments arising from Excess Cash Flow are required to be made pursuant to Section 2.10(d), if the Total Leverage Ratio of the Borrower and its Subsidiaries as of the last day of the fiscal year of the Borrower for which Excess Cash Flow is being measured is (a) greater than or equal to 6.00 to 1.00, an amount equal to 75%, (b) greater than or equal to 5.00 to 1.00 but less than 6.00 to 1.00, an amount equal to 25%, and (c) less than 5.00 to 1.00, an amount equal to 0%.

     (vii) The definition of “Permitted Owner” in Section 1.01 of the Credit Agreement is hereby amended by deleting the text of such definition in its entirety and replacing it with the following:
“Permitted Owner” means (a) the Principal, (b) with respect to the Principal, (i) any spouse or immediate family member of the Principal or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or Persons beneficially holding an 80% or more controlling interest of which consist of the Principal and/or such other Persons referred to in the immediately preceding clause (b)(i), (c) any Person Controlled by the Principal, (d)(i) Merrill Lynch & Co., Inc., MLGPE Fund US Alternative, L.P., and their respective Affiliates and successors in interest, including but not limited to Acquisition Co. and Merger Co., (ii) any investment fund or vehicle managed, sponsored or advised by any Persons referred to in the immediately preceding clause (d)(i) and any Affiliate of or successor to any such investment fund or vehicle or (e) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of the Borrower.
     (viii) The definition of “Restricted Payment” in Section 1.01 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:
; provided that no payment contemplated by the Merger Agreement, including payment of the Merger Consideration, shall constitute a Restricted Payment
     (ix) The definition of “Total Leverage Trigger Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
     (x) The following paragraph is hereby added at the end of Section 1.01 of the Credit Agreement:
For purposes of this paragraph, the definitions of “Excluded Assets” and “Voting Stock” and Section 5.13(d) hereof, (a) with respect to any Person, the term “subsidiary” means any corporation or other Person of which at the time of determination such Person and/or one or more subsidiaries of such Person owns or controls directly or indirectly more than 50% of the shares of Voting Stock, (b) the term “corporation” includes corporations, associations, companies and business trusts and (c) the term “Person” includes any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     2. Amendment to Section 5.13 of the Credit Agreement. The second parenthetical of paragraph (b) of Section 5.13 of the Credit Agreement is hereby amended by replacing the “and” immediately prior to the “(ii)” with a “,” and inserting “and (iii) Excluded Assets or any other assets excluded from Collateral under the terms of the Collateral Agreement” immediately following the word “Stock”.
     Section 5.13 of the Credit Agreement is hereby further amended by inserting the following new clauses (c) and (d) at the end thereof:
     (c) Promptly following a Suspension Date, the Borrower shall deliver to the Administrative Agent any certificates representing shares of Voting Stock, accompanied by stock powers executed in blank, if applicable, in accordance with Section 3.02 of the Collateral Agreement, which delivery shall be deemed to satisfy the obligations of the Loan Parties under the Collateral Agreement with respect thereto. Following a Reinstatement Date, the Administrative Agent, each Lender and each other Secured Party (as defined in the Collateral Agreement) shall take, at the Borrower’s expense, such action to evidence the absence, termination and release of any pledge, lien, encumbrance or security interest on Excluded Assets as the Borrower may reasonably request (including delivery to the Borrower of any certificates representing Excluded Assets, together with any accompanying stock powers).
     (d) Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, no provision of this Agreement or any other Loan Document shall, or shall be deemed to, grant, create or give rise to, or require any Loan Party to grant, create or maintain, any pledge, lien or other encumbrance on, or security interest in, (x) any Excluded Assets or (y) any other Equity Interests of the Borrower or any subsidiary thereof to the extent that (in the case of this clause (y)) such pledge, lien or other encumbrance or security interest would result in an obligation or requirement under any agreement to which Merrill Lynch & Co., Inc. (or any successor) is party on the Second Amendment Effective Date (or any extension or renewal thereof, or any amendment or modification that does not expand the scope thereof) to equally and ratably secure any obligation of Merrill Lynch & Co., Inc. (or any successor) with such Equity Interests. To the extent that any provision of this Agreement or any other Loan Document is inconsistent with the preceding sentence, or any such pledge, lien or other encumbrance or security interest is or may be deemed to have been granted or created or to exist under any Loan Document, (X) the preceding sentence shall control, and (Y) each such pledge, lien, encumbrance or security interest shall be deemed void and immediately and automatically terminated and released ab initio, and the

Administrative Agent, each Lender and each other Secured Party (as defined in the Collateral Agreement) shall take, at the Borrower’s expense, such action to evidence the absence, termination and release thereof as the Borrower may reasonably request.
     3. Amendment to Article V of the Credit Agreement. Article V of the Credit Agreement is hereby amended by adding the following new Section 5.17 at the end thereof:
     SECTION 5.17. Non-Voting Equity Interests. The Loan Parties shall as of the Second Amendment Effective Date (or, if later, the date on which the applicable Subsidiary becomes a Subsidiary) and at all times thereafter, structure all Equity Interests of each Subsidiary that are owned by any Loan Party such that 99% (or, in the case of a Foreign Subsidiary, 95%) of the right to receive dividends and other distributions in respect of the Equity Interests of such Subsidiary resides in Non-Voting Equity Interests of such Subsidiary (as reasonably determined by the Borrower), subject to any limitations imposed by applicable law.
     4. Amendment to Section 6.04 of the Credit Agreement.
     (i) Clause (c) of Section 6.04 of the Credit Agreement is hereby amended by deleting the phase “applicable to the common stock of a Foreign Subsidiary” in the first parenthetical.
     (ii) Clause (k) of Section 6.04 of the Credit Agreement is hereby amended by deleting each instance of the phrase “or Section 6.08(a)(iv).”
     5. Amendment to Section 6.08 of the Credit Agreement.
     (i) Paragraph (a) of Section 6.08 of the Credit Agreement is hereby amended by deleting, in its entirety, the phrase “(other than any Restricted Payment permitted under (iv) below to consummate the Public Tender Offer, with respect to which the condition of the absence of a Default shall not apply)”.
     (ii) Section 6.08 of the Credit Agreement is hereby amended by (A) deleting the “; and” from the end of clause (a)(iii) and replacing it with “.” and (B) deleting clause (a)(iv) thereof in its entirety.
     6. Amendment to Section 6.10 of the Credit Agreement. Section 6.10 of the Credit Agreement is hereby amended by deleting clause (v) in its entirety and replacing it with the following:

(v) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof, or to restrictions and conditions existing on the Second Amendment Effective Date with respect to Excluded Assets (or any extension or renewal thereof, or any amendment or modification that does not expand the scope thereof).
     7. Amendment to Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is hereby amended by deleting clause (a) in its entirety and replacing it with the following:
(a) its certificate of incorporation, by-laws or other organizational documents, except, in each case, in connection with (i) the consummation of the transactions contemplated by the Merger Agreement or (ii) any amendment, modification or waiver made in connection with complying with Section 5.17; or
     8. Amendment to Section 6.14 of the Credit Agreement. The text of Section 6.14 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
On and after the Second Amendment Effective Date, the Borrower will not permit the Total Leverage Ratio, as of the last day of any fiscal quarter ending during any period set forth below, to exceed the ratio set forth below opposite such period:

Period	Ratio
Second Amendment Effective Date through and including September 30, 2008	7.75 to 1.00

October 1, 2008 through and including December 31, 2008	7.50 to 1.00

January 1, 2009 through and including December 31, 2009	7.00 to 1.00

January 1, 2010 through and including December 31, 2010	6.50 to 1.00

January 1, 2011 through and including December 31, 2011	6.25 to 1.00

January 1, 2012 and thereafter	6.00 to 1.00
     9. Amendment to Article IX of the Credit Agreement. Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.16 at the end thereof:

SECTION 9.16 FCC Matters. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, this Agreement and the rights and remedies of the Administrative Agent and Lenders under this Agreement and the other Loan Documents are subject to the Communications Act of 1934, as amended, and all applicable FCC rules and policies.
     C. Amendments to the Collateral Agreement. The amendments and modifications to the Collateral Agreement described in this Section C shall be effective from and after the Second Amendment Effective Date:
     1. Amendment to Section 3.01 of the Collateral Agreement. The proviso to clause (a) to Section 3.01 of the Collateral Agreement is hereby amended by deleting such proviso in its entirety and replacing it with the following:
; provided that the Pledged Stock shall not include (i) any Excluded Assets or (ii) more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary or any class thereof;
     2. Amendment to Section 3.01 of the Collateral Agreement. Section 3.01 of the Collateral Agreement is hereby amended by deleting the second paragraph in its entirety and replacing it with the following:
     Notwithstanding the foregoing, this Agreement shall not assign, pledge or grant any security interest in, and the Pledged Collateral shall not include, (i) any Excluded Borrower Stock, (ii) any Excluded Assets or (iii) more than 65% of the issued and outstanding Equity Interests of any Foreign Subsidiary or any class thereof.
     3. Amendment to Section 3.06 of the Collateral Agreement. Clause (a)(i) of Section 3.06 of the Collateral Agreement is hereby amended by deleting the word “consensual” in the second line thereof.
     4. Amendment to Section 4.01 of the Collateral Agreement. The second sentence of paragraph (a) of Section 4.01 of Collateral Agreement is hereby amended by deleting such sentence in its entirety and replacing it with the following:
Notwithstanding the foregoing, this Agreement shall not pledge or grant any security interest in, and the Article 9 Collateral shall not include, (i) any Investment Property consisting of issued and outstanding Equity Interests of any Foreign Subsidiary to the extent exceeding 65% of such Equity Interests of such Foreign Subsidiary or of any class thereof, (ii) any Excluded Borrower Stock, (iii) any Excluded Assets or (iv) any Equity Interest of Cumulus Media Partners, LLC.

     5. Amendment to Article VII of the Collateral Agreement. Article VII of the Collateral Agreement is hereby amended by adding the following Section 7.18, Section 7.19 and Section 7.20 at the end thereof:
     SECTION 7.18 Receiver. Each Grantor agrees and acknowledges that, to the fullest extent permitted by applicable law, upon the occurrence of an Event of Default of the type specified in clause (a), (b), (h), (i) or (j) of Article VII of the Credit Agreement, the Administrative Agent, on behalf of the Secured Parties, shall be entitled, without additional notice, to seek the appointment of a receiver to take possession of and to operate the Collateral, and to collect the rents, issues, profits and income thereof, all expenses of which shall be added to the Obligations and secured hereby.
     SECTION 7.19 Excluded Assets. It is understood that the provisions of Section 4.04 hereof, and of any other representation, warranty, covenant or agreement of any Grantor contained herein, shall not apply to Excluded Assets. This Agreement is subject in all respects to Section 5.13(d) of the Credit Agreement.
     SECTION 7.20 FCC Matters. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, this Agreement and the rights and remedies of the Administrative Agent and Lenders under this Agreement and the other Loan Documents are subject to the Communications Act of 1934, as amended, and all applicable FCC rules and policies. The Administrative Agent and Lenders agree that (a) voting rights in the stock or other ownership interests in License Subsidiaries held or owned directly or indirectly by any Grantor will remain with the holders thereof even while an Event of Default continues until any required prior consent of the FCC shall be obtained to the transfer of such voting rights; (b) in an Event of Default, any sale conducted by the Administrative Agent to exercise its rights under the Loan Documents shall be by a private or public sale; and (c) prior to the exercise of rights of an assignee of the FCC Licenses or the holder of the stock or other ownership interests of a License Subsidiary at such sale, the prior consent of the FCC, pursuant to 47 U.S.C. §310 (d), in each case only if required, will be obtained prior to such exercise.
     D. Termination of Incremental Facilities. Borrower agrees that, on and after the Second Amendment Effective Date, (i) Borrower shall not request any Incremental Term Facility or any Incremental Revolving Commitment under the Credit Agreement and (ii) all terms and provisions in the Credit Agreement regarding or relating to the Incremental Facilities shall no longer have any effect.
     E. Covenant Regarding Merger Consideration. On and after the Second Amendment Effective Date, Borrower agrees not to borrow any Revolving Loan for the purpose of making any payment contemplated by the Merger Agreement, including, without limitation, payment of the Merger Consideration.
     F. Miscellaneous.
     1. Effectiveness; Conditions Precedent. This Second Amendment shall become effective and binding upon execution of this Second Amendment by the Borrower, each Subsidiary Loan Party, the Administrative Agent and the Required Lenders. As used in this Second Amendment, the “Second Amendment Effective Date” shall mean the date set forth by the Borrower in a written notice to the Administrative Agent expressly specifying the Second Amendment Effective Date (which date shall not occur until the delivery of said notice), but in no event may the Borrower specify as the Second Amendment Effective Date a date other than the date of the consummation or substantial consummation of the transactions contemplated by the Merger Agreement.
     2. Amendment Fee. On the Second Amendment Effective Date, the Borrower shall pay to the Administrative Agent, for the account of each Lender which shall have executed and delivered a signed counterpart hereof to the Administrative Agent by 5:00 p.m. (New York City time) on March 13, 2008 (the “Consent Date”), an amendment fee in an amount equal to 2.00% of the sum of such Lender’s Revolving Commitment and Term Loans outstanding on the Consent Date.
     3. Consent of the Subsidiary Loan Parties. Each Subsidiary Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Collateral Agreement to which such Subsidiary Loan Party is a party (including without limitation the continuation of such Subsidiary Loan Party’s payment and performance obligations thereunder upon and after the effectiveness of this Second Amendment) and the enforceability of such Collateral Agreement against such Subsidiary Loan Party in accordance with its terms.
     4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (i) The representations and warranties made by the Borrower in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;
     (ii) This Second Amendment has been duly authorized, executed and delivered by the Borrower and the Subsidiary Loan Parties party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (iii) No Default or Event of Default has occurred and is continuing on the date hereof.
     5. Entire Agreement. This Second Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the others in relation to the subject matter hereof or thereof. None of the terms or conditions of this Second Amendment may be changed, modified, waived or canceled, orally or otherwise, except in writing and in accordance with Section 9.02 of the Credit Agreement.
     6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     7. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Second Amendment.
     8. Governing Law. This Second Amendment shall be construed in accordance with and governed by the law of the State of New York.
     9. Enforceability. Should any one or more of the provisions of this Second Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.

     11. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each of the Subsidiary Loan Parties and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 9.04 of the Credit Agreement.
[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CUMULUS MEDIA INC., as Borrower

By:	/s/ Martin R. Gausvik
Name:	Martin R. Gausvik

Title:	EVP

SUBSIDIARY LOAN PARTIES:

CUMULUS BROADCASTING LLC

By:	/s/ Martin R. Gausvik

Name:	Martin R. Gausvik

Title:	EVP

CUMULUS LICENSING LLC

By:	/s/ Martin R. Gausvik

Name:	Martin R. Gausvik

Title:	EVP

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Christopher T. Ray

Name:	Christopher T. Ray

Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender and Issuing Bank

By:	/s/ Christopher T. Ray
Name:	Christopher T. Ray
Title:	Vice President

WACHOVIA BANK, N.A.

By:	/s/ Russ Lyons
Name:	Russ Lyons
Title:	Director

Sumitomo Mitsui Banking Corporation

By:	/s/ Leo E. Pagarigan
Name:	Leo E. Pagarigan
Title:	General Manager

ING Capital, LLC

By:	/s/ William James
Name:	William James
Title:	MD

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEEBANK B.A., “RABOBANK NEDERLAND”,
NEW YORK BRANCH

By:	/s/ Michael R. Phelan
Name:	Michael R. Phelan
Title:	Executive Director

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

U.S. Bank National Association

By:	/s/ Gail F. Scannell
Name:	Gail F. Scannell
Title:	Senior Vice President

BNY Capital Markets, Inc. As Agent For
The Bank of New York

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Managing Director

Calyon, New York Branch

By:	/s/ John McCloskey
Name:	John McCloskey
Title:	Managing Director

By:	/s/ Michael George
Name:	Michael George
Title:	Managing Director

SOCIETE GENERALE

By:	/s/ Elaine Khalil
Name:	Elaine Khalil
Title:	Managing Director

BOSTON HARBOR CLO 2004-1, Ltd.

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

PUTNAM BANK LOAN FUND (CAYMAN) MASTER FUND,
a series of the PUTNAM OFFSHORE MASTER SERIES
TRUST, by The Putnam Advisory Company, LLC

By:	/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
Name:	Beth Mazor
Title:	V.P.

Yorkville CBNA Loan Funding LLC, for itself or as agent for
Yorkville CFPI Loan Funding LLC

By:	/s/ Bernard Marasa
Name:	Bernard Marasa
Title:	As Attorney-in-Fact

Howard CBNA Loan Funding LLC

By:	/s/ Erin Holmes
Name:	Erin Holmes
Title:	Officer

Fremont CBNA Loan Funding LLC

By:	/s/ Erin Holmes
Name:	Erin Holmes
Title:	Officer

WB Loan Funding 4, LLC

By:	/s/ Jason Jefferson
Name:	Jason Jefferson
Title:	Authorized Signatory

Atlas Loan Funding 2, LLC

By:	/s/ Jason Jefferson
Name:	Jason Jefferson
Title:	Authorized Signatory

NAVIGATOR CDO 2004, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD., as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender

By:	GE Asset Management Inc., as Collateral Manager

	By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

UBS AG, Stamford Branch

By:	/s/ David Urban

Name:	David Urban
Title:	Associate Director, Banking Products Services, US

By:	/s/ Benjamin Edwards

Name:	Benjamin Edwards
Title:	Associate Director, Banking Products Services, US

CIFC FUNDING 2006-I, LTD.

By:	/s/ Elizabeth Chow

Name:	Elizabeth Chow
Title:	Head of Underwriting

AMMC CLO III, LIMITED

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

AMMC CLO IV, LIMITED

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

AMMC CLO VI, LIMITED

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

AMMC VII, LIMITED

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

AMMC VIII, LIMITED

By:	American Money Management Corp., as Collateral Manager

	By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

STERLING FARMS FUNDING INC.

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

LL MAIDSTONE FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Authorized Agent

One Wall Street CLO III Ltd.

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Managing Director

One Wall Street CLO II Ltd.

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Managing Director

US Bank Loan Fund (M) Master Trust

By:	/s/ William Lemberg
Name:	William Lemberg
Title:	Managing Director

Del Mar CLO I Ltd.

By:	Caywood-Scholl Capital Management, LLC
As Collateral Manager

	By:	/s/ James Pott
	Name:	James Pott
	Title:	Director of Research

CANNINGTON FUNDING LTD.

By:	Silvermine Capital Management LLC
As Investment Manager

	By:	/s/ Brian C. Carlson
	Name:	Brian C. Carlson
	Title:	Principal, Silvermine Capital Management, LLC

LOAN FUNDING XIII for itself or as agent for Corporate
Funding XIII, as a Lender

By:	/s/ Brian C. Carlson

Name:	Brian C. Carlson
Title	: Principal, Silvermine Capital Management, LLC

GREENS CREEK FUNDING LTD.

By:	Silvermine Capital Management LLC
As Investment Manager

	By:	/s/ Brian C. Carlson
	Name:	Brian C. Carlson
	Title:	Principal, Silvermine Capital Management, LLC

SHASTA CLO I

By:	/s/ John M. Casparian
Name:	John M. Casparian

Title:	Co-President
Churchill Pacific, Manager

SIERRA CLO II

By:	/s/ John M. Casparian
Name:	John M. Casparian
Title:	Co-President
Churchill Pacific, Manager

Silver Crest CBNA Loan Funding LLC

By:	/s/ Brian Schott
Name:	Brian Schott
Title:	Attorney-in-fact

MFS Floating Rate Income Fund

By:	/s/ David Cobey
Name:	David Cobey
Title:	Vice President

MFS Floating Rate High Income Fund

By:	/s/ David Cobey
Name:	David Cobey
Title:	Vice President

NORTHWOODS CAPITAL IV, LIMITED

By:	Angelo, Gordon & Co., L.P.
As Collateral Manager

	By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

NORTHWOODS CAPITAL V, LIMITED

By:	Angelo, Gordon & Co., L.P.
As Collateral Manager

	By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

NORTHWOODS CAPITAL VI, LIMITED

By:	Angelo, Gordon & Co., L.P.
As Collateral Manager

	By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

NORTHWOODS CAPITAL VII, LIMITED

By:	Angelo, Gordon & Co., L.P.
As Collateral Manager

	By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

NORTHWOODS CAPITAL VIII, LIMITED

By:	Angelo, Gordon & Co., L.P.
As Collateral Manager

	By:	/s/ Bradley Pattelli
	Name:	Bradley Pattelli
	Title:	Managing Director

General Electric Capital Corporation

By:	/s/ Karl Kieffer

Name:	Karl Kieffer
Title:	Duly Authorized Signatory

ARTUS LOAN FUND 2007-I, LTD.
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
OSPREY CDO 2006-I Ltd.
SAPPHIRE VALLEY CDO I, LTD.

By:	Babson Capital Management LLC as Collateral Manager

	By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

BILL & MELINDA GATES FOUNDATION TRUST

By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

C.M. LIFE INSURANCE A COMPANY

By:	Babson Capital Management LLC as Investment Sub-Adviser

	By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC as Investment Manager

	By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE A COMPANY

By:	Babson Capital Management LLC as Investment Adviser

	By:	/s/ Michael Freno
	Name:	Michael Freno
	Title:	Director

DEUTSCHE BANK AG NEW YORK BRANCH

By:	DB Services New Jersey, Inc.

	By:	/s/ Jonathan Shin
	Name:	Jonathan Shin
	Title:	Assistant Vice President

	By:	/s/ Raymond Bheer
	Name:	Raymond Bheer
	Title:	Assistant Vice President

Mountain Capital CLO IV Ltd.

By:	/s/ Darren P. Riley

Name:	Darren P. Riley
Title:	Director

Landmark XI CDO LTD

By:	Aladdin Capital Management, LLC, as Manager

	By:	/s/ Alyse Kelly
	Name:	Alyse Kelly
	Title:	Authorized Signatory

CAPE BRETON LOAN FUND

By:	/s/ Neam Ahmed

Name:	Neam Ahmed
Title	: Authorized Signatory

VAN KAMPEN SENIOR LOAN FUND

By:	Van Kampen Asset Management

	By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Managing Director

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Asset Management

	By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Managing Director

Royal Bank of Canada

By:	/s/ Mustafa Topiwalla

Name:	Mustafa Topiwalla
Title:	Authorized Signatory

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Asset Management

	By:	/s/ Christina Jamieson

	Name:	Christina Jamieson
	Title:	Managing Director

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ Eddie Dec

Name:	Eddie Dec
Title:	Senior Vice President

MSIM CROTON LTD.

By:	Morgan Stanley Investment Management as Collateral Manager

	By:	/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	ED

Qualcomm Global Trading, Inc.

By:	Morgan Stanley Investment Management Inc. as Investment Manager

	By:	/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	ED

Morgan Stanley Prime Income Trust

By:	/s/ Kevin Egan

Name:	Kevin Egan
Title:	ED

Confluent 3 Limited

By:	Morgan Stanley Investment Management, Inc. as Collateral Manager

	By:	/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	ED

MSIM PECONIC BAY LTD.

By:	Morgan Stanley Investment Management as Collateral Manager

	By:	/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	ED

Zodiac Fund-Morgan Stanley Senior Loan Fund

By:	Morgan Stanley Investment Management, Inc. as Investment Adviser

	By:	/s/ Kevin Egan

	Name:	Kevin Egan
	Title:	ED

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ Andrew Gaditz

Name:	Andrew Gaditz
Title:	Authorized Signatory

CIT GROUP/EQUIPMENT FINANCE, INC.

By:	/s/ Vincent Devito

Name:	Vincent Devito
Title:	Managing Director

Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD., as Term Lender

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I — INGOTS, Ltd., as Term Lender

By:		/s/ Alan K. Halfenger

Name:		Alan K. Halfenger
Title:		Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill II — INGOTS, Ltd., as Term Lender

By:		/s/ Alan K. Halfenger

Name:		Alan K. Halfenger
Title:		Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill III CLO Limited, as Term Lender

By:		/s/ Alan K. Halfenger

Name:		Alan K. Halfenger
Title:		Chief Compliance Officer Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Loan Funding XI LLC, As Term Lender

By:		/s/ Alan K. Halfenger

Name:		Alan K. Halfenger
Title:		Chief Compliance Officer Assistant Secretary

Chatham Light II CLO, Limited, by Sankaty Advisors LLC, as Collateral Manager

By:		/s/ Alan K. Halfenger

Name:		Alan K. Halfenger
Title:		Chief Compliance Officer Assistant Secretary

Chatham Light III CLO, Ltd.

By:		Sankaty Advisors LLC, as Collateral Manager

	By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger

Name:	Alan K. Halfenger
Title:	Chief Compliance Officer Assistant Secretary

Race Point IV CLO, Ltd.

By:	Sankaty Advisors LLC, as Collateral Manager

	By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

SSS Funding II, LLC

By:	Sankaty Advisors LLC, as Collateral Manager

	By:	/s/ Alan K. Halfenger

	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer
Assistant Secretary

GULF STREAM-COMPASS CLO 2002-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2003-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2006-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-SEXTANT CLO 2007-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

GULF STREAM-COMPASS CLO 2007-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

	By:	/s/ Barry K. Love

	Name:	Barry K. Love
	Title:	Chief Financial Officer

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

By:	Four Corners Capital Management, LLC As Sub-Adviser

	By:	/s/ DRS

	Name:	DRS
Title:

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

By:	Four Corners Capital Management, LLC As Sub-Adviser

	By:	/s/ DRS

	Name:	DRS
Title:

FORTRESS PORTFOLIO TRUST

By:	Four Corners Capital Management, LLC As Investment Manager

	By:	/s/ DRS

	Name:	DRS
Title:

FOUR CORNERS CLO 2005-I, Ltd.

By:	Four Corners Capital Management, LLC As Collateral Manager

	By:	/s/ DRS

	Name:	DRS
Title:

FOUR CORNERS CLO III

By:	/s/ Melissa Sadler

Name:	Melissa Sadler
Title:	VP

FOUNTAIN COURT MASTER FUND

By:	/s/ Melissa Sadler

Name:	Melissa Sadler
Title:	VP

SSSI CBNA Loan Funding LLC

By:	/s/ Valerie Opperman

Name:	Valerie Opperman
Title:	As Attorney-in-Fact

BLUE SHIELD OF CALIFORNIA

By:	/s/ David Ardini

Name:	David Ardini
Title:	Vice President

FRANKLIN CLO IV, LIMITED

By:	/s/ David Ardini

Name:	David Ardini
Title:	Vice President

FRANKLIN CLO VI, LTD

By:	/s/ David Ardini

Name:	David Ardini
Title:	Vice President

Latitude CLO I Ltd.

By:	/s/ Kirk Wallace

Name:	Kirk Wallace
Title:	Senior Vice President

VENTURE II CDO 2002, LIMITED

By:	Its Investment Advisor, MJX Asset Management LLC

	By:	/s/ Michael R. Regan

	Name:	Michael R. Regan
	Title:	Managing Director

VENTURE III CDO LIMITED

By:	Its Investment Advisor, MJX Asset Management LLC

	By:	/s/ Michael R. Regan

	Name:	Michael R. Regan
	Title:	Managing Director

VENTURE IV CDO LIMITED

By:	Its Investment Advisor, MJX Asset Management LLC

	By:	/s/ Michael R. Regan

	Name:	Michael R. Regan
	Title:	Managing Director

VENTURE V CDO LIMITED

By:	Its Investment Advisor, MJX Asset Management LLC

	By:	/s/ Michael R. Regan

	Name:	Michael R. Regan
	Title:	Managing Director

VENTURE VI CDO LIMITED

By:	Its Investment Advisor, MJX Asset Management LLC

	By:	/s/ Michael R. Regan

	Name:	Michael R. Regan
	Title:	Managing Director

VENTURE VII CDO LIMITED

By:	Its Investment Advisor, MJX Asset Management LLC

	By:	/s/ Michael R. Regan

	Name:	Michael R. Regan
	Title:	Managing Director

VENTURE VIII CDO LIMITED

By:	Its Investment Advisor, MJX Asset Management LLC

	By:	/s/ Michael R. Regan

	Name:	Michael R. Regan
	Title:	Managing Director

VISTA LEVERAGED INCOME FUND

By:	Its Investment Advisor, MJX Asset Management LLC

	By:	/s/ Michael R. Regan

	Name:	Michael R. Regan
	Title:	Managing Director

Airlie CLO 2006-II Ltd

By:	/s/ Seth Cameron

Name:	Seth Cameron
Title:	Portfolio Manager

Primus Asset Management, Inc. as collateral manager for:

Primus CLO I, LTD. Primus CLO II, LTD.

By:	/s/ Elizabeth Crocker

Name:	Elizabeth Crocker
Title:	Analyst

Silverado CLO 2006-I Limited

By:	Wells Capital Management as Portfolio Manager

	By:	/s/ Zachary Tyler

	Name:	Zachary Tyler
	Title:	Authorized Signatory

Castle Garden

By:	/s/ Linda R. Karn

Name:	Linda R. Karn
Title:	Authorized Signatory

Madison Park Funding III

By:	/s/ Linda R. Karn

Name:	Linda R. Karn
Title:	Authorized Signatory

LightPoint CLO V, Ltd. LightPoint CLO VIII, Ltd.

By:	/s/ Colin Donlan

Name:	Colin Conlan
Title:	Senior Vice President

NAVIGARE FUNDING I CLO LTD

By:	Navigare Partners LLC Its collateral manager

	By:	/s/ Scott Van den Bosch

	Name:	Scott Van den Bosch, CFA
	Title:	Senior Vice President

NAVIGARE FUNDING II CLO, LTD.

By:	Navigare Partners LLC, as collateral manager

	By:	/s/ Scott Van den Bosch

	Name:	Scott Van den Bosch, CFA
	Title:	Senior Vice President

OCEAN TRAILS CLO I

By:	West Gate Horizons Advisors LLC, as Collateral Manager

	By:	/s/ Joy Jacob

	Name:	Joy Jacob
	Title:	Senior Credit Analyst

WG HORIZONS CLO I

By:	West Gate Horizons Advisors LLC, as Collateral Manager

	By:	/s/ Joy Jacob

	Name:	Joy Jacob
	Title:	Senior Credit Analyst

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO III LTD.

By:	/s/ James Sykes

Name:	James Sykes
Title:	Managing Principal

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2006-I LTD.

By:	/s/ James Sykes

Name:	James Sykes
Title:	Managing Principal

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2007-I LTD.* *Know before as: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II LTD.

By:	/s/ James Sykes

Name:	James Sykes
Title:	Managing Principal

Halcyon Structured Asset Management CLO I LTD.

By:	/s/ James Sykes

Name:	James Sykes
Title:	Managing Principal

ColumbusNova CLO Ltd. 2006-I

By:	/s/ Nicholas Hahn

Name:	Nicholas Hahn
Title:	Director

Eagle Creek CLO, Ltd.

By:	/s/ Eduardo Piedra
Name:	Eduardo Piedra
Title:	Authorized Signer

Fall Creek CLO, Ltd.

By:	/s/ Eduardo Piedra
Name:	Eduardo Piedra
Title:	Authorized Signer

PTRS CBNA Loan Funding LLC

By:	/s/ Brian Schott
Name:	Brian Schott
Title:	Attorney-in-fact

GANNETT PEAK CLO I, LTD.

By:	McDonnell Investment Management, LLC,
as Investment Manager

By:	/s/ Kathleen A. Zarn
Name:	Kathleen A. Zarn
Title:	Vice President

Four Corners CLO II, LTD.

By:	/s/ Sam Bresnahan
Name:	Sam Bresnahan
Title:	Attorney-in-fact

American International Group, Inc.

By:	AIG Global Investment Corp.,
Its Investment Adviser

AIG Bank Loan Fund Ltd.

By:	AIG Global Investment Corp.,
Its Investment Manager

SunAmerica Senior Floating Rate Fund, Inc.

By:	AIG Global Investment Corp.,
Investment Sub-Advisor

Saturn CLO, Ltd.

By:	AIG Global Investment Corp.,
its Collateral Manager

Galaxy VI CLO, LTD

By:	AIG Global Investment Corp.,
its Collateral Manager

Galaxy VII CLO, LTD

By:	AIG Global Investment Corp.,
its Collateral Manager

Galaxy IX CLO, LTD

By:	AIG Global Investment Corp.,
as Collateral Manager

By:	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

AIMCO CLO, SERIES 2006-A

By:	/s/ Andrew M. (A.M.) Geryal
Name:	Andrew M. (A.M.) Geryal
Title:	Authorized Signatory

By:	/s/David A. Walsh
Name:	David A. Walsh
Title:	Authorized Signatory

The Hartford Mutual Funds, Inc., on behalf of The Hartford
Floating Rate Fund

By:	Hartford Investment Management Company, its Sub-advisor

By:	/s/ Elisabeth V. Piker
Name:	Elisabeth V. Piker
Title:	Vice President

Four Corners CLO II, LTD.

By:	/s/ Sam Bresnahan

Name:	Sam Bresnahan
Title:	Attorney-in-fact

Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc., as Investment Manager

	By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Executive Vice President

Trimaran CLO IV Ltd.

By:	Trimaran Advisors, L.L.C.

	By:	/s/ David M. Millison
	Name:	David M. Millison
	Title:	Managing Director

Trimaran CLO V Ltd.

By:	Trimaran Advisors, L.L.C.

	By:	/s/ David M. Millison

	Name:	David M. Millison
	Title:	Managing Director

Trimaran CLO VI Ltd.

By:	Trimaran Advisors, L.L.C.

	By:	/s/ David M. Millison

	Name:	David M. Millison
	Title:	Managing Director

Trimaran CLO VII Ltd.

By:	Trimaran Advisors, L.L.C.

	By:	/s/ David M. Millison

	Name:	David M. Millison
	Title:	Managing Director

SF-1 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance, SPC is acting on behalf of and for the account of SF-1 Segregated Portfolio

By:	/s/ Sam Bresnahan

Name:	Sam Bresnahan
Title:	Attorney-in-fact

SF-3 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance, SPC is acting on behalf of and for the account of SF-3 Segregated Portfolio

By:	/s/ Sam Bresnahan

Name:	Sam Bresnahan
Title:	Attorney-in-fact

Nuveen Floating Rate Income Opportunity Fund

By:	Symphony Asset Management, LLC

	By:	/s/ Lenny Mason

	Name:	Lenny Mason
	Title:	Portfolio Manage

Symphony CLO II

By:	Symphony Asset Management, LLC

	By:	/s/ Lenny Mason

	Name:	Lenny Mason
	Title:	Portfolio Manage

Symphony CLO III

By:	Symphony Asset Management, LLC

	By:	/s/ Lenny Mason

	Name:	Lenny Mason
	Title:	Portfolio Manage

Symphony CLO V

By:	Symphony Asset Management, LLC

	By:	/s/ Lenny Mason

	Name:	Lenny Mason
	Title:	Portfolio Manager

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ John P. Thacker

Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD., or an affiliate

By:	/s/ John P. Thacker

Name:	John P. Thacker
Title:	Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VIII, LTD., or an affiliate

By:	/s/ John P. Thacker

Name:	John P. Thacker
Title:	Chief Credit Officer

Founders Grove CLO, Ltd.

By:	Tall Tree Investment Management, LLC
as Collateral Manager

	By:	/s/ Orlando Purpura

	Name:	Orlando Purpura
	Title:	Officer

Grant Grove CLO, Ltd.

By:	Tall Tree Investment Management, LLC
as Collateral Manager

	By:	/s/ Orlando Purpura

	Name:	Orlando Purpura
	Title:	Officer

Muir Grove CLO, Ltd.

By:	Tall Tree Investment Management, LLC
as Collateral Manager

	By:	/s/ Orlando Purpura

	Name:	Orlando Purpura
	Title:	Officer

NCRAM Senior Loan Trust 2005

By:	Nomura Corporate Research and Asset Management Inc. as Investment Adviser

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

Nomura Bond and Loan Fund

By:	Mitsubishi UFJ Trust & Banking Corporation as Trustee

By:	Nomura Corporate Research and Asset Management Inc. as Attorney in Fact

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

Clydesdale CLO 2003 Ltd.

By:	Nomura Corporate Research and Asset Management Inc. as Collateral Manager

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

Clydesdale CLO 2004 Ltd.

By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

Clydesdale Strategic CLO I, Ltd.

By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

Clydesdale CLO 2005, Ltd.

By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

Clydesdale CLO 2006, Ltd.

By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

Clydesdale CLO 2007, Ltd.

By:	Nomura Corporate Research and Asset Management Inc. as Investment Manager

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

Centaurus Loan Trust

By:	Nomura Corporate Research and Asset Management Inc. as Investment Adviser

	By:	/s/ Robert Hoffman

	Name:	Robert Hoffman
	Title:	Vice President

GREYWOLF CLO I, LTD

By:	Greywolf Capital

	By:	/s/ Robert Miller

	Name:	Robert Miller
	Title:	Authorized Signatory

Golden Knight II CLO, Ltd.

By:	Lord Abbett & Co. LLC, as Collateral Manager

	By:	/s/ Elizabeth O. MacLean

	Name:	Elizabeth O. MacLean
	Title:	Portfolio Manager

Kingsland I, Ltd.

By:	Kingsland Capital Management, LLC as Manager

	By:	/s/ Vincent Suno

	Name:	Vincent Suno
	Title:	Authorized Officer
Kingsland Capital Management, LLC as Manager

Kingsland II, Ltd.

By:	Kingsland Capital Management, LLC as Manager

	By:	/s/ Vincent Suno

	Name:	Vincent Suno
	Title:	Authorized Officer
Kingsland Capital Management, LLC as Manager

Kingsland III, Ltd.

By:	Kingsland Capital Management, LLC as Manager

	By:	/s/ Vincent Suno

	Name:	Vincent Suno
	Title:	Authorized Officer
Kingsland Capital Management, LLC as Manager

Kingsland IV, Ltd.

By:	Kingsland Capital Management, LLC as Manager

	By:	/s/ Vincent Suno

	Name:	Vincent Suno
	Title:	Authorized Officer
Kingsland Capital Management, LLC as Manager

Kingsland V, Ltd.

By:	Kingsland Capital Management, LLC as Manager

	By:	/s/ Vincent Suno

	Name:	Vincent Suno
	Title:	Authorized Officer
Kingsland Capital Management, LLC as Manager

Flagship CLO VI

By:	Deutsche Investment Management Americas, Inc.
As Collateral Manager

	By:	/s/ Eric S. Meyer

	Name:	Eric S. Meyer
	Title:	Director

	By:	/s/ Stephen R. Sylvester

	Name:	Stephen R. Sylvester
	Title:	Director

Flagship CLO V

By:	Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management,
Inc.), As Collateral Manager

	By:	/s/ Eric S. Meyer

	Name:	Eric S. Meyer
	Title:	Director

	By:	/s/ Stephen R. Sylvester

	Name:	Stephen R. Sylvester
	Title:	Director

Flagship CLO III

By:	Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management,
Inc.), As Collateral Manager

	By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

	By:	/s/ Stephen R. Sylvester

	Name:	Stephen R. Sylvester
	Title:	Director

Callidus Debt Partners CLO Fund VII, Ltd.

By:	Its Collateral Manager
Callidus Capital Management, LLC

	By:	/s/ Peter R. Bennitt

	Name:	Peter R. Bennitt
	Title:	Principal

MetLife Insurance Company of Connecticut

By:	/s/ James R. Dingler

Name:	James R. Dingler
Title:	Managing Director

Landmark II CDO LIMITED

By:	Aladdin Capital Management LLC as Manager

	By:	/s/ Alyse Kelly

	Name:	Alyse Kelly
	Title:	Authorized Signatory

Landmark III LIMITED

By:	Aladdin Capital Management LLC as Manager

	By:	/s/ Alyse Kelly

	Name:	Alyse Kelly
	Title:	Authorized Signatory

Landmark IV CDO LIMITED

By:	Aladdin Capital Management LLC as Manager

	By:	/s/ Alyse Kelly

	Name:	Alyse Kelly
	Title:	Authorized Signatory

Landmark V CDO LIMITED

By:	Aladdin Capital Management LLC as Manager

	By:	/s/ Alyse Kelly

	Name:	Alyse Kelly
	Title:	Authorized Signatory

Landmark VI CDO LIMITED

By:	Aladdin Capital Management LLC as Manager

	By:	/s/ Alyse Kelly

	Name:	Alyse Kelly
	Title:	Authorized Signatory

Landmark VII CDO LIMITED

By:	Aladdin Capital Management LLC as Manager

	By:	/s/ Alyse Kelly

	Name:	Alyse Kelly
	Title:	Authorized Signatory

Landmark VIII CDO LTD.

By:	Aladdin Capital Management LLC as Manager

	By:	/s/ Alyse Kelly

	Name:	Alyse Kelly
	Title:	Authorized Signatory

WhiteHorse II, Ltd.

By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

	By:	/s/ Jay Carvell

	Name:	Jay Carvell
	Title:	PM, Manager

Atlas Loan Funding (Hartford), LLC

By:	/s/ Heather M. Jousma

Name:	Heather M. Jousma
Title: Authorized Signatory

Stanfield Carrera CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Asset Manager

By: /s/ Christopher E. Jansen Name: Christopher E. Jansen
Title: Managing Partner

EAGLE LOAN TRUST

By:	Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

Stanfield Modena CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Asset Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

Stanfield Vantage CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Asset Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

Stanfield AZURE CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

Stanfield Veyron CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen
Name: Christopher E. Jansen
Title: Managing Partner

Stanfield Daytona CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

Stanfield McLaren CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

Stanfield AmageCLO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

Stanfield Bristol CLO, Ltd.

By:	Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

XL Re Europe Limited

By:	Stanfield Capital Partners LLC as its Collateral Manager

By: /s/ Christopher E. Jansen

Name: Christopher E. Jansen
Title: Managing Partner

SILVERADO CLO 2006-II LIMITED

By:	New York Life Investment Management LLC, as Portfolio Manager and Attorney-in-Fact

By: /s/ Michelle P. Lim

Name: Michelle P. Lim
Title: Vice President

Apidos CDO I

By:	/s/ Anne McCarthy

Name:	Anne McCarthy
Title:	Authorized Signatory for its investment advisor Apidos Capital Management

Apidos CDO III

By:	/s/ Anne McCarthy

Name:	Anne McCarthy
Title:	Authorized Signatory for its investment advisor Apidos Capital Management

Apidos CDO IV

By:	/s/ Anne McCarthy

Name:	Anne McCarthy
Title:	Authorized Signatory for its investment advisor Apidos Capital Management

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated,
Its General Partner

By: /s/ John R. Bell
Name: John R. Bell
Title: Vice President

CONFLUENT 4 LIMITED, As Lender

By:	Loomis, Sayles & Company, L.P., As Sub-Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By: /s/ Kevin J. Perry

Name: Kevin J. Perry
Title: Vice President

LOOMIS SAYLES CLO I, LTD.

By:	Loomis, Sayles & Company, L.P., Its Collateral Manager

By:	Loomis, Sayles & Company, Inc., Its General Partner

By: /s/ Kevin P. Charleston

Name: Kevin P. Charleston
Title: Executive Vice President

LOOMIS SAYLES LEVERAGED SENIOR LOAN FUND LTD., As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By: /s/ Kevin J. Perry

Name: Kevin J. Perry
Title: Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC

By:	Loomis, Sayles and Company, L.P.,
Its Manager

By:	Loomis, Sayles and Company, Inc., Its General Partner

By: /s/ Kevin P. Perry
Name: Kevin P. Perry
Title: Vice President

Commonwealth of Pennsylvania State Employee Retirement System

By:	/s/ Beth Semmel

Name:	Beth Semmel
Title:	Managing Director

Stone Harbor Libor Plus Total Return Bond Fund

By:	/s/ Beth Semmel

Name:	Beth Semmel
Title:	Managing Director

Stone Harbor Sterling Care Plus Bond Fund

By:	/s/ Beth Semmel

Name:	Beth Semmel
Title:	Managing Director

ACAS CLO 2007-I Ltd.

By:	American Capital Asset Management, LLC as Portfolio Manager

By: /s/ Michael Cerullo

Name: Michael Cerullo
Title: Authorized Signatory

ING Investment Management CLO I, Ltd.

By:	ING Investment Management Co., as its Investment Manager

By: /s/ Mohamed Basma

Name: Mohamed Basma
Title: Vice President

ING Investment Management CLO II, Ltd.

By:	ING Alternative Asset Management LLC, as its Investment Manager

By:	/s/ Mohamed Basma Name: Mohamed Basma
Title: Vice President

ING Investment Management CLO III, Ltd.

By:	ING Alternative Asset Management LLC, as its Investment Manager

By: /s/ Mohamed Basma

Name: Mohamed Basma
Title: Vice President

ING Investment Management CLO IV, Ltd.

By:	ING Alternative Asset Management LLC, as its investment advisor

By: /s/ Mohamed Basma

Name: Mohamed Basma
Title: Vice President

ING Investment Management CLO V, Ltd.

By:	ING Alternative Asset Management LLC, as its investment advisor

By: /s/ Mohamed Basma

Name: Mohamed Basma
Title: Vice President

ING Internatinoal (II) – Senior Bank Loans Euro

By:	ING Investment Management Co., as its Investment Manager

By: /s/ Mohamed Basma

Name: Mohamed Basma
Title: Vice President

ING Senior Income Fund

By:	ING Investment Management Co., as its Investment Manager

By: /s/ Mohamed Basma Name: Mohamed Basma
Title: Vice President

ING Prime Rate Trust

By:	ING Investment Management Co., as its Investment Manager

By: /s/ Mohamed Basma

Name: Mohamed Basma
Title: Vice President

Jersey Street CLO, Ltd.

By:	MFS Investment Management as Portfolio Manager

By: /s/ David J. Cobey

Name: David J. Cobey
Title: Investment Officer

Marlborough Street CLO, Ltd.

By:	MFS Investment Management as Portfolio Manager

By: /s/ David J. Cobey

Name: David J. Cobey
Title: Investment Officer

Nantucket CLO I Ltd

By:	Fortis Investment Management USA, Inc., as Attorney-in-Fact

By: /s/ Ronald Daigle Name: Ronald Daigle
Title: Vice President

ARES ENHANCED CREDIT OPPORTUNITIES FUND LTD.

By:	Ares Enhanced Credit Opportunities Fund Management, L.P.

By: /s/ Seth J. Brufsky Name: Seth J. Brufsky
Title: Vice President

ARES IIIR/IVR CLO LTD.

By:	ARES CLO MANAGEMENT IIIR/IVR, L.P.

By:	ARES CLO GP IIIR/IVR, LLC, its General Partner

By:	ARES MANAGEMENT LLC, its Manager

By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, its General Partner

By: /s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P., Investment Manager

By:	Ares CLO GP VIR, LLC, its General Partner

By: /s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P., Investment Manager

By:	Ares CLO GP VR, LLC, its General Partner

By: /s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

ARES XI CLO Ltd.

By:	ARES CLO MANAGEMENT XI, L.P.

By:	ARES CLO GP XI, LLC, its General Partner

By:	ARES MANAGEMENT LLC, its Manager

By: /s/ Seth J. Brufsky
Name: Seth J. Brufsky
Title: Vice President

CONFLUENT 2 LIMITED

By:	Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By:	Ares Management LLC, as Manager

By: /s/ Seth J. Brufsky

Name: Seth J. Brufsky
Title: Vice President

Hewett’s Island CLO I-R LTD.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By: /s/ Preston I. Carnes, Jr.

Name: Preston I. Carnes, Jr.
Title: Managing Director

Hewett’s Island CLO V, Ltd.

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By: /s/ Robert E. Weeden

Name: Robert E. Weeden
Title: Managing Director

WB Loan Funding 1, LLC

By:	/s/ Heather M. Jousma

Name:	Heather M. Jousma
Title:	Authorized Signatory

WB Loan Funding 5, LLC

By: Name:	/s/ Heather M. Jousma Heather M. Jousma
Title:	Authorized Signatory

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company, N.A. as Fiduciary Custodian

By:	Eaton Vance Management, Attorney-in-fact

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

BIG SKY III SENIOR LOAN TRUST

By:	Eaton Vance Management, as Investment Advisor

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance CDO VIII, Ltd.

By:	Eaton Vance Management, as Investment Advisor

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

Eaton Vance CDO IX, Ltd.

By:	Eaton Vance Management, as Investment Advisor

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management, as Investment Advisor

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

GRAYSON & CO

By:	Boston Management and Research, as Investment Advisor

By: /s/ Michael B. Botthof
Name: Michael B. Botthof
Title: Vice President

Eaton Vance Variable Leverage Fund Ltd.

By:	Eaton Vance Management, as Investment Advisor

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	Eaton Vance Management, as Investment Advisor

By: /s/ Michael B. Botthof

Name: Michael B. Botthof Title: Vice President

Eaton Vance Medallion Floating-Rate Income Portfolio

By:	Eaton Vance Management, as Investment Advisor

By: /s/ Michael B. Botthof

Name: Michael B. Botthof
Title: Vice President

March 13, 2008
HELMS MULLISS WICKER
Kimberly Bedell Saltrick
201 North Tryon Street, Suite 3000
Charlotte, North Carolina 28202
Via Facsimile 704.444.8847
Four originals to follow via mail
We refer to Amendment No. 2 to the Credit Agreement dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). Blackstone Debt Advisors, L.P. as Collateral Manager acknowledges consent below under the assumption that the proposed Amendment No. 2 would be effective subject only to a Required Lender vote. We reserve all our rights, powers, privileges and remedies that we may now have, or may have in the future, under or in connection with any Loan Document (including, without limitation, Section 9.02(b)viii of the Credit Agreement: Waivers; Amendments).
Furthermore, our consent is conditioned upon Cumulus Media, Inc. representation that all Lenders have been offered no more than 200 bps for their consent under the proposed Amendment No. 2.
Please refer to Schedule A attached for the applicable legal entities as Lenders under the Credit Agreement.

Blackstone Debt Advisors, L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares Title: Senior Marketing Director

Mountain View Funding CLO 2006-I Ltd.

By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

	By:	/s/ George Goudelias
Name: George Goudelias Title: Managing Director

Mountain View Funding CLO II Ltd.

By:	Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

	By:	/s/ George Goudelias
Name: George Goudelias Title: Managing Director

SCHEDULE A
Essex Park CDO Ltd.
Prospect Park CDO Ltd.
Inwood Park CDO, Ltd.

BlackRock Global Floating Rate Income Trust
BlackRock Senior Income Series
BlackRock Senior Income Series II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V (f/k/a Granite Finance Limited)
Magnetite V CLO, Limited
Master Senior Floating Rate Trust
Senior Loan Portfolio
Merrill Lynch Senior Floating Rate Portfolio

By:	/s/ Adrian Marshall
Name: Adrian Marshall Title: Authorized Signatory
We refer to Amendment No. 2 to the Credit Agreement dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). INSTITUTION (and applicable affiliates) acknowledges consent below under the assumption that the proposed Amendment No. 2 would be effective subject only to a Required Lender vote. We reserve all our rights, powers, privileges and remedies that we may now have, or may have in the future, under or in connection with any Loan Document (including, without limitation, Section 9.02(b)viii of the Credit Agreement: Waivers; Amendments).
Furthermore, our consent is conditioned upon representation by Cumulus Media, Inc. that all Lenders have been offered equal compensation (200 bps) and that no Lender was offered or received additional consideration, monetary or non-monetary, in exchange for their consent under the proposed Amendment No. 2.

Genesis CLO 2007-2 LTD By LLCP Advisors LLC as Collateral Manager

By:	/s/ Gordon R. Cook

Name: Gordon R. Cook Title: Sr. Portfolio Manager
We refer to Amendment No. 2 to the Credit Agreement dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). LLCP Advisors LLC (and applicable affiliates) acknowledges consent below under the assumption that the proposed Amendment No. 2 would be effective subject only to a Required Lender vote. We reserve all our rights, powers, privileges and remedies that we may now have, or may have in the future, under or in connection with any Loan Document (including, without limitation, Section 9.02(b)viii of the Credit Agreement: Waivers; Amendments).
Furthermore, our consent is conditioned upon representation by Cumulus Media, Inc. that all Lenders have been offered equal compensation (200 bps) and that no Lender was offered or received additional consideration, monetary or non-monetary, in exchange for their consent under the proposed Amendment No. 2.

We refer to Amendment No. 2 to the Credit Agreement dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). We acknowledge consent below under the assumption that the proposed Amendment No. 2 would be effective subject only to a Required Lender vote. We reserve all our rights, powers, privileges and remedies that we may now have, or may have in the future, under or in connection with any Loan Document (including, without limitation, Section 9.02(b)viii of the Credit Agreement: Waivers; Amendments).
Furthermore, our consent is conditioned upon representation by Cumulus Media, Inc. that all Lenders have been offered no more than 200 bps for their consent under the proposed Amendment No. 2.

FM Leveraged Capital Fund II

By:	GSO Debt Funds Management LLC as Subadviser to FriedbergMilestein LLC

	By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle Title: Authorized Signatory

We refer to Amendment No. 2 to the Credit Agreement dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). We acknowledge consent below under the assumption that the proposed Amendment No. 2 would be effective subject only to a Required Lender vote. We reserve all our rights, powers, privileges and remedies that we may now have, or may have in the future, under or in connection with any Loan Document (including, without limitation, Section 9.02(b)viii of the Credit Agreement: Waivers; Amendments).
Furthermore, our consent is conditioned upon Cumulus Media, Inc. representation that all Lenders have been offered no more than 200 bps for their consent under the proposed Amendment No. 2.

Gale Force 2 CLO, Ltd.

By:	GSO Debt Funds Management LLC as Collateral Manager

	By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle Title: Authorized Signatory

We refer to Amendment No. 2 to the Credit Agreement dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). We acknowledge consent below under the assumption that the proposed Amendment No. 2 would be effective subject only to a Required Lender vote. We reserve all our rights, powers, privileges and remedies that we may now have, or may have in the future, under or in connection with any Loan Document (including, without limitation, Section 9.02(b)viii of the Credit Agreement: Waivers; Amendments).
Furthermore, our consent is conditioned upon Cumulus Media, Inc. representation that all Lenders have been offered no more than 200 bps for their consent under the proposed Amendment No. 2.

Abingdon Finance Limited

By:	GSO Debt Funds Management LLC as Investment Manager

	By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle Title: Authorized Signatory

We refer to Amendment No. 2 to the Credit Agreement dated as of June 7, 2006 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among CUMULUS MEDIA INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions parties thereto (the “Lenders”), BANK OF AMERICA, N.A., a national banking organization organized and existing under the laws of the United States as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”). We acknowledge consent below under the assumption that the proposed Amendment No. 2 would be effective subject only to a Required Lender vote. We reserve all our rights, powers, privileges and remedies that we may now have, or may have in the future, under or in connection with any Loan Document (including, without limitation, Section 9.02(b)viii of the Credit Agreement: Waivers; Amendments).
Furthermore, our consent is conditioned upon Cumulus Media, Inc. representation that all Lenders have been offered no more than 200 bps for their consent under the proposed Amendment No. 2.

Sun Life Assurance Company of Canada (US)

By:	GSO CP Holdings LP as Sub-Advisor

	By:	/s/ Sanjai Bhonsle
Name: Sanjai Bhonsle Title: Authorized Signatory